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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                           of 1934 (Amendment No.___)

Filed by the Registrant: [X]

Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[X]  Preliminary Information Statement

[_]  Definitive Information Statement

[_]  Definitive Additional Materials

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14c-5(d)(2))

                         Metropolitan Series Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                         METROPOLITAN SERIES FUND, INC.
                             Janus Mid Cap Portfolio
                             Janus Growth Portfolio
                               501 Boylston Street
                                Boston, MA 02116

                              INFORMATION STATEMENT

         This Information Statement is being furnished by the Board of Directors (the "Directors") of Metropolitan Series Fund, Inc. (the "Fund") to the shareholders of Janus Mid Cap Portfolio ("Mid Cap") and Janus Growth Portfolio ("Growth"). Each of Mid Cap and Growth is referred to as a "Portfolio" in this Information Statement. This Information Statement is being mailed beginning on or about June 28, 2002 to each of the Portfolios' shareholders of record (the "Shareholders") as of the close of business on March 31, 2002.

         NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.       INTRODUCTION

         The Fund, an open-end management investment company, is a Maryland corporation that was formed on November 23, 1982. The Fund is a series type company with 20 series or investment portfolios. Mid Cap and Growth are two of those portfolios. MetLife Advisers, LLC (the "Manager") acts as investment manager to the Portfolios. Prior to April 2, 2002, Janus Capital Corporation ("Janus") acted as sub-investment adviser to the Portfolios pursuant to sub-investment management agreements dated May 1, 2001 between the Manager and Janus (each a "Previous Sub-Investment Management Agreement").

         On February 5, 2002, the Directors approved a new sub-investment management agreement with respect to each Portfolio (each a "New Sub-Investment Management Agreement") as a result of certain changes at Janus. These changes, which are further described under "Changes at the Sub-Investment Manager" below, were (1) the sale by Thomas H. Bailey, President and Chief Executive Officer of Janus, of approximately 6.2% of the stock of Janus to Janus' parent company, Stilwell Financial Inc. ("Stilwell") and the related expiration of certain management rights held by Mr. Bailey with respect to Janus (the "Bailey Transaction"), and (2) the transfer of substantially all of the assets of Janus to a new limited liability company, Janus Capital Management LLC.

         Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), each of the Previous Sub-Investment Management Agreements between Janus and the Manager provided that it would terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Among other things, a change in "control" (as defined in the 1940 Act) of Janus would result in such an assignment and cause the termination of the Previous Sub-Investment Management Agreements. As discussed below, the Bailey Transaction could be considered a change in "control" of Janus.

         The 1940 Act generally provides that an investment manager or sub-investment manager to a mutual fund may act as such only pursuant to a written contract which has been approved by a vote of the fund's shareholders, as well as by a vote of a majority of the directors of the fund who are not parties to such contract or interested persons of any party to such contract. The Fund and the Manager, however, have received from the Securities and Exchange Commission an exemption from the shareholder approval voting requirement in certain circumstances (the "SEC Exemption"). Subject to certain conditions, the SEC Exemption permits the Manager to enter into sub-investment management agreements for the management of a portfolio of the Fund without obtaining the approval of the portfolio's shareholders, including (i) agreements with new sub-investment managers that are not affiliated persons of the Manager or the Fund, and (ii) agreements with existing sub-investment managers upon a material change in the terms of the sub-investment management agreement, an "assignment" (as defined in the 1940 Act), or other event causing termination of the existing sub-investment management agreement. Such agreements must be approved by the Directors in accordance with the requirements of the 1940 Act. One of the conditions of the SEC Exemption is that within 90 days after entering into a new sub-investment management agreement without shareholder approval, the Fund must provide an information statement to the shareholders of the affected portfolio setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. In accordance with the SEC Exemption, the Fund is furnishing this Information Statement to the Shareholders in order to provide information regarding the New Sub-Investment Management Agreements.

         The information set forth in this Information Statement concerning Janus and its affiliates has been provided to the Fund by Janus. Janus has undertaken to pay the costs of preparing and distributing this Information Statement to the Shareholders.

II.      CHANGES AT THE SUB-INVESTMENT MANAGER

         On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement with Stilwell dated April 13, 1984, as amended (the "Stock Purchase Agreement"), in order to sell his approximately 6.2% stake in Janus to Stilwell. Under the terms of the Stock Purchase Agreement, Mr. Bailey was entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercised these rights before December 31, 2001. On December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the total purchase price owed by Stilwell to Mr. Bailey for his stock was approximately $603,320,333 (including applicable interest). Stilwell and Mr. Bailey closed the sale on November 9, 2001.

         Under the Stock Purchase Agreement, Mr. Bailey had certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which could not be unreasonably withheld. These contractual rights terminated at the close of business on April 2, 2002.

         Janus has informed the Fund that it anticipates that the operation of Janus/Janus Capital and any day-to-day management of the Portfolios by Janus/Janus Capital will remain largely unchanged as a result of the events described above. In particular, Stilwell and Mr. Bailey have advised the Fund that both parties anticipate that Mr. Bailey will maintain his position as

Chairman of the Board of Trustees of Janus for the foreseeable future.

         In addition to the changes discussed above, on April 1, 2002, Janus, a Colorado corporation, transferred substantially all of its assets and liabilities to Janus Capital Management LLC, a Delaware limited liability company ("Janus Capital"). Janus Capital has advised the Fund that this change will not affect the level or quality of sub-investment management services provided to the Portfolios. All existing personnel, operations, assets and liabilities of Janus have been transferred to Janus Capital, which will serve as sub-investment manager to the Portfolio in place of Janus.

         As stated above, under the 1940 Act, the investment management contract between a mutual fund and its investment manager terminates automatically upon its "assignment." The 1940 Act defines the term "assignment" to include a change in control of the mutual fund's investment manager. Janus has advised the Fund and the Directors that the transfer of Janus' assets to Janus Capital, because it is not expected to result in any change to the actual control or management of Janus, does not constitute an "assignment" under the 1940 Act. With respect to the Bailey Transaction, the 1940 Act contains a rebuttable presumption that an owner of less than 25% of the outstanding voting securities of an entity does not "control" that entity. However, due to Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in management decisions at Janus, it might be argued that the Bailey Transaction resulted in a change in "control" of Janus and thus constituted an "assignment" for purposes of the 1940 Act. To avoid any uncertainty concerning the Portfolios' sub-investment management arrangements, on February 5, 2002, the Directors approved a New Sub-Investment Management Agreement with respect to each Portfolio. The new agreements became effective on April 3, 2002, as Mr. Bailey's management rights with respect to Janus expired at the close of business on the previous day.

III.     THE AGREEMENTS

Description of the Management Agreements
----------------------------------------

         The Manager currently serves as investment manager to the Portfolios pursuant to investment management agreements between the Manager and the Fund (on behalf of each respective Portfolio) dated May 1, 2001 (the "Management Agreements"). Each Management Agreement provides that the Manager will, subject to its rights to delegate such responsibilities to other parties, provide to the Portfolio in question both portfolio management services and administrative services.

         Under the Management Agreements, a management fee is payable by each Portfolio to the Manager. For Growth, such fee is payable at the annual rate of 0.80% of the first $500 million of the average daily net assets of Growth, 0.75% of the next $500 million of such assets and 0.70% of the amount of such assets in excess of $1 billion. For Mid Cap, such fee is payable at the annual rate of 0.75% of the first $100 million of the average daily net assets of Mid Cap, 0.70% of the next $400 million of such assets and 0.65% of the amount of such assets in excess of $500 million.

         For the fiscal year ended December 31, 2001, the aggregate management fees paid by

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Mid Cap and Growth were $8,632,720 and $38,389, respectively. These amounts include, in the case of Mid Cap, both fees paid to the Manager under the applicable Management Agreement and fees paid to Metropolitan Life Insurance Company ("MetLife"), which served as investment manager to Mid Cap prior to May 1, 2001, pursuant to a predecessor agreement.

Description of the Previous Sub-Investment Management Agreements
----------------------------------------------------------------

         Under the Previous Sub-Investment Management Agreements, the Manager delegated its portfolio management responsibilities for each Portfolio to Janus. The Previous Sub-Investment Management Agreements required Janus to manage, subject to the supervision and approval of the Manager and the Board of Directors, the investment and reinvestment of the assets of each Portfolio.

         Under the Previous Sub-Investment Management Agreements, an investment subadvisory fee was payable by the Manager to Janus with respect to each Portfolio. With respect to each Portfolio, such fee was payable at the annual rate of 0.55% of the first $100 million of the average daily net assets of the Portfolio, 0.50% of the next $400 million of such assets and 0.45% of the amount of such assets in excess of $500 million.

         For the fiscal year ended December 31, 2001, the aggregate sub-investment management fees paid by the Manager and its predecessor to Janus with respect to Mid Cap and Growth were $6,068,806 and $26,393, respectively. These amounts include fees paid under the Previous Sub-Investment Management Agreements and fees paid under predecessor sub-investment management agreements in effect prior to May 1, 2001. The Portfolios paid no fee to Janus under the Previous Sub-Investment Management Agreements.

         The Directors approved the Previous Sub-Investment Management Agreements at a meeting held on May 1, 2001. Shareholders of the Fund approved the Manager's ability to enter into sub-investment management agreements pursuant to the SEC Exemption, as described above, at a meeting held on April 27, 2001.

Description of the New Sub-Investment Management Agreements
-----------------------------------------------------------

         The New Sub-Investment Management Agreements for Mid Cap and Growth appear in Appendix A and Appendix B, respectively. The next several paragraphs briefly summarize some important provisions of the New Sub-Investment Management Agreements, but for a complete understanding you should read Appendix A and Appendix B.

         Each New Sub-Investment Management Agreement requires Janus Capital to manage, subject to the supervision and approval of the Manager and the Board of Directors, the investment and reinvestment of the assets of the Portfolio in question. Janus Capital is authorized to take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by Janus Capital (which

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brokers or dealers may include brokers or dealers affiliated with Janus
Capital). In connection with these services, Janus is obligated to provide investment research as to each Portfolio's investments and conduct a continuous program of evaluation of such Portfolio's assets. In addition, Janus Capital is required to furnish the Manager and the Board of Directors such periodic and special reports as either may reasonably request. Under the New Sub-Investment Management Agreements, Janus Capital makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or that the Portfolios will perform comparably with any standard or index, including other clients of Janus Capital, whether public or private.

         Each New Sub-Investment Management Agreement provides that the Manager and Janus Capital may agree to the employment of a sub-sub-investment manager to the Fund for the purpose of providing investment management services with respect to the Portfolio in question, provided that the compensation to be paid to such sub-sub-investment manager will be the sole responsibility of Janus Capital and the duties and responsibilities of the sub-sub-investment manager will be as set forth in a sub-sub-investment management agreement among the Manager, Janus Capital, the sub-sub-investment manager and the Fund on behalf of such Portfolio. Any such sub-sub-investment management agreement would be subject to approval by the Directors of the Fund as provided in the 1940 Act.

         The New Sub-Investment Management Agreements include two sub-investment management fee schedules for each Portfolio. For the period from April 3, 2002 through April 30, 2002, the sub-investment management fees payable by the Manager on behalf of each Portfolio were at the same rates as the fee under the Previous Sub-Investment Management Agreements, as described above.

         Effective May 1, 2002, the sub-investment management fees payable by the Manager to Janus Capital with respect to each Portfolio decreased to the annual rate of 0.50% of the first $250 million of the average daily net assets of such Portfolio, 0.45% of the next $500 million of such assets, 0.40% of the next $750 million of such assets and 0.35% of the amount of such assets in excess of $1.5 billion. Accordingly, beginning May 1, 2002, the sub-investment management fee rates with respect to each Portfolio are equal to or lower than the fee rates payable under the Previous Sub-Investment Management Agreements, depending on each Portfolio's asset levels. The Portfolios will not pay any fees to Janus Capital under the New Sub-Investment Management Agreements; all fees to Janus Capital are payable by the Manager, not the Portfolios.

         Each New Sub-Investment Management Agreement provides that it will remain in force for two years from its date of effectiveness and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a "majority of the outstanding shares" (as defined in the 1940 Act), of the Portfolio in question, and (ii) a majority of those Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Investment Management Agreement for a Portfolio must be specifically approved by (i) the Directors of the Fund, to the extent permitted by the 1940 Act, or by the vote of a majority of the outstanding shares of the Portfolio in question, and (ii) by the vote of a majority of those Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         Each New Sub-Investment Management Agreement may be terminated at any time without penalty (i) by vote of the Directors, or by vote of a majority of the outstanding shares of the Portfolio in question, upon 60 days' written notice to the Manager and Janus Capital, or (ii) by Janus Capital or the Manager upon 60 days' written notice to the Fund. Each New Sub-Investment Management Agreement terminates automatically in the event of its assignment or upon the termination of the applicable Management Agreement.

         Each New Sub-Investment Management Agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Sub-Investment Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of Janus Capital in the performance of its duties or from reckless disregard of its obligations and duties under the New Sub-Investment Management Agreement. The Manager further agrees under the New Sub-Investment Management Agreement to hold harmless and indemnify Janus Capital, its affiliates, directors, officers, shareholders, employees or agents for any loss not directly resulting from Janus Capital's willful misfeasance, bad faith or gross negligence.

Comparison of the Previous and New Sub-Investment Management Agreements
-----------------------------------------------------------------------

         Growth. The New Sub-Investment Management Agreement with respect to Growth is substantially similar to the Previous Sub-Investment Management Agreement, except that (1) references to Janus have been changed to references to Janus Capital and (2) certain other minor differences exist. Growth commenced operations on May 1, 2001. If the New Sub-Investment Management Agreement had been in effect during the period from that date through December 31, 2001 and the reduced fee schedule described above had applied throughout that period, the sub-investment management fee paid by the Manager to Janus with respect to Growth would have been $23,994, or 9.1% less than the $26,393 that was paid to Janus with respect to Growth under the Previous Sub-Investment Management Agreement and its predecessor agreement for this period. The management fee payable by Growth to the Manager and its predecessor would have been the same whether the New Sub-Investment Management Agreement or the Previous Sub-Investment Management Agreement and its predecessor agreement had been in effect during the period from May 1, 2001 through December 31, 2001.

         Mid Cap. The New Sub-Investment Management Agreement with respect to Mid Cap is substantially similar to the Previous Sub-Investment Management Agreement, except that (1) references to Janus have been changed to references to Janus Capital, (2) the provisions described in the next three paragraphs have been added and (3) certain other minor differences exist.

         Under the New Sub-Investment Management Agreements (but not the Previous Sub-Investment Management Agreement for Mid Cap), Janus Capital has the responsibility to monitor the investments of the Portfolios to the extent necessary for Janus Capital to manage each Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Fund's prospectus, as from time to time amended, and communicated in writing to Janus Capital, and consistent with applicable law, including, but not limited to, the 1940 Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code (the "Code") and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

         Under the New Sub-Investment Management Agreements, Janus Capital agrees to apprise the Manager of important developments materially affecting a Portfolio, including but not limited to (1) any change in the personnel of Janus Capital responsible for the day to day investment decisions made by Janus Capital for such Portfolio and (2) any material legal proceedings against Janus Capital by the Securities and Exchange Commission relating to violations of the federal securities laws by Janus Capital, which directly affect the Portfolio; and to furnish the Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. Under the Previous Sub-Investment Management Agreement for Mid Cap, Janus agreed to apprise the Manager of important developments materially affecting a Portfolio (without specifying examples of such developments) and to furnish the Manager and the Fund from time to time with such information as may be believed appropriate for this purpose.

         In addition, as noted above, the New Sub-Investment Management Agreements provide that Janus Capital may employ a sub-sub-investment manager for the purpose of providing investment management services with respect to a Portfolio. The Previous Sub-Investment Management Agreement with respect to Mid Cap did not provide for the use of sub-sub-investment managers.

         If the New Sub-Investment Management Agreement had been in effect during the fiscal year ended December 31, 2001 and the reduced fee schedule described above had applied throughout that year, the sub-investment management fee payable to Janus would have been $5,627,828, or 7.3% less than the $6,068,806 that was payable by the Manager or its predecessor to Janus with respect to Mid Cap under the Previous Sub-Investment Management Agreement and its predecessor agreement for this period. The management fee payable by Mid Cap to the Manager and its predecessor would have been the same whether the New Sub-Investment Management Agreement or the Previous Sub-Investment Management Agreement and its predecessor agreement had been in effect during the fiscal year ended December 31, 2001.

Director Consideration
----------------------

         The Directors considered the New Sub-Investment Management Agreements at in-person meetings held on November 6, 2001 and February 5, 2002. At their meetings, the Directors met with representatives of Janus and the Manager and reviewed a variety of information relating to Janus, Janus Capital and the Bailey Transaction. At their meeting on February 5, 2002, the Directors approved the New Sub-Investment Management Agreements, effective April 2, 2002.

         In coming to their decision, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's investment management or sub-investment management agreements as in effect from year to year, including information previously provided in connection with the approval of the Previous Sub-Investment

Management Agreements at an in-person meeting held on May 1, 2001. The Directors considered information about, among other things:

..    Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to each Portfolio), resources, policies and investment process;

..    the fact that Janus has informed the Fund that it anticipates that the operation of Janus/Janus Capital and any day-to-day management of the Portfolios by Janus/Janus Capital will remain largely unchanged as a result of the Bailey Transaction and the transfer of substantially all of the assets of Janus to Janus Capital;

..    Janus' assurances that Stilwell and Mr. Bailey have advised Janus that both parties anticipate that Mr. Bailey will maintain his position as Chairman of the Board of Trustees of Janus for the foreseeable future;

..    the terms of the New Sub-Investment Management Agreements (including the fact that, except as described above under "Comparison of the Previous and New Sub-Investment Management Agreements," the terms of the New Sub-Investment Management Agreements are substantially similar to those of the Previous Sub-Investment Management Agreement);

..    the scope and quality of the services that Janus Capital could provide to each Portfolio, including Janus' representation that it does not anticipate that the events described in this Information Statement will cause a reduction in the level or quality of services provided to the Portfolios or impact the day-to-day operations of Janus/Janus Capital;

..    the investment performance of each Portfolio and of similar funds advised or subadvised by other advisers;

..    the sub-investment management fee rates payable for each Portfolio and for similar funds advised or subadvised by Janus Capital, and payable by similar funds managed by other advisers, including the fact that the fee rates payable under the New Sub-Investment Management Agreements are lower than or equal to the fee rates payable under the Previous Sub-Investment Management Agreements (depending on the level of each Portfolio's assets);

..    the total expense ratios of each Portfolio and of similar funds managed by other advisers; and

..    Janus Capital's practices regarding the selection and compensation of brokers and dealers that would execute portfolio transactions for the Portfolios and those brokers' and dealers' provision of brokerage and research services to Janus Capital (see the section entitled "Portfolio Transactions and Brokerage" below for more information about these matters).

         In determining to approve the appointment of Janus Capital as sub-investment manager to the Portfolios, the Directors considered numerous additional factors that they considered relevant, including extensive information about each Portfolio, Janus Capital's management style and proposed approach to managing each Portfolio, and Janus Capital's organizational structure, compliance procedures and financial condition.

         The Directors also took into account Janus Capital's substantial experience and reputation as a manager of equity investments, along with the prominence of the Janus name, as possible factors that might enhance the marketability of the insurance products that invest in the Portfolios, and thus lead to growth in the size of the Portfolios, although such growth cannot be assured.

         After carefully considering the information summarized above, the Directors concluded that it was appropriate for Janus Capital to serve as sub-investment manager to each Portfolio and unanimously voted to approve the New Sub-Investment Management Agreements.

IV.      INFORMATION ABOUT JANUS CAPITAL

         Janus Capital has provided the following information to the Fund.

Janus Capital's Operations
--------------------------

         Janus Capital (successor-in-interest to Janus) is a newly created limited liability company formed under Delaware law. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of March 31, 2002, Janus Capital had assets under management of approximately $172.8 billion. Janus Capital is a majority-owned direct subsidiary of Janus and an indirect subsidiary of Stilwell.

         Stilwell, a publicly traded holding company with principal operations in the financial asset management business, indirectly owns approximately 92% of the outstanding member interests of Janus Capital. Stilwell is located at 920 Main Street, Kansas City, MO 64108.

         Janus Capital acts as investment adviser or subadviser to the following other mutual funds that have similar investment objectives to those of the
Portfolios:

                                                         APPROXIMATE NET ASSETS
                                    ANNUAL FEE RATE         AS OF _____, 2002
PORTFOLIO      COMPARABLE FUNDS     (% OF NET ASSETS)       ($ in MILLIONS)
---------      ----------------     -----------------       ---------------

Mid Cap

Growth

         [Janus Capital has not waived, reduced or otherwise agreed to reduce its compensation for the funds listed above.]

         The names, business addresses and principal occupations of the interim Board of Directors of Janus Capital are set forth below:

              NAME                         ADDRESS                       PRINCIPAL OCCUPATION
              ----                         -------                       --------------------
Danny R. Carpenter        Stilwell Financial, Inc.         Executive Vice President of Stilwell.
                          920 Main Street, 21st Floor
                          Kansas City, MO 64105

Daniel P. Connealy        Stilwell Financial, Inc.         Vice President and Chief Financial Officer
                          920 Main Street, 21st Floor      of Stilwell.
                          Kansas City, MO 64105

Thomas A. Early           100 Fillmore Street              Vice President, General Counsel and
                          Denver, CO 80206                 Secretary, Janus Capital and Janus
                                                           Distributors LLC.

Gwen E. Royle             Stilwell Financial, Inc.         Vice President and Secretary, Stilwell.
                          920 Main Street, 21st Floor
                          Kansas City, MO 64105

Loren M. Starr            100 Fillmore Street              Vice President of Finance, Treasurer and
                          Denver, CO 80206                 Chief Financial Officer of Janus Capital.

         The members of the interim Board of Directors of Janus Capital were elected pursuant to an Operating Agreement between Janus Capital and Stilwell. The Janus Capital Board will be reconstituted and approved by shareholders of Janus Capital at a meeting to be held subsequent to the date of this Information Statement.

Portfolio Transactions and Brokerage
------------------------------------

         In their consideration of the New Sub-Investment Management Agreements, the Directors considered Janus Capital's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios, and such brokers' and dealers' provision of brokerage and research services to Janus Capital. The following paragraphs summarize these practices.

         Decisions as to the assignment of portfolio business for the Portfolios and negotiation of their commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

         Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; the financial stability of the broker or dealer; and any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements entered into by the Fund from time to time. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions.

         In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

         Janus Capital may use research products and services in servicing other accounts in addition to the Portfolios. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

         When a Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

V.       OTHER INFORMATION

Information About the Manager
-----------------------------

         The Manager is a Delaware limited liability company. New England Life Holdings, Inc. ("NELHI") owns all of the voting interests in the Manager. NELHI is a wholly-owned subsidiary of New England Life Insurance Company ("New England Financial"), which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, which in turn is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The members of the Manager, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which the Manager serves as investment adviser. The Chairman of the Board and President of the Manager is Anne M. Goggin. Ms. Goggin and John F. Guthrie, Jr. are the Manager's directors. Ms. Goggin is the Chairman of the Board and President of the Fund, and her principal occupation is Senior Vice President and General Counsel of New England Financial. Mr. Guthrie is a Senior Vice President of the Fund, and his principal occupation is Vice President of New England Financial. The address of the Manager, New England Life Holdings, Inc., New England Financial, Ms. Goggin and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife, MetLife Holdings and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

Information About the Fund
--------------------------

         Copies of the annual report of the Fund for the fiscal year ended December 31, 2001 and the semi-annual report of the Fund for the period ended June 30, 2002 may be obtained without charge by calling (800) 356-5015 or by writing to the Secretary of the Fund at 501 Boylston Street, Boston, Massachusetts 02116.

Ownership of Shares
-------------------

         Shares of the Portfolios are available for purchase only by separate accounts established by New England Financial, MetLife and their insurance company affiliates (collectively, the "Insurance Companies"), and certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as the investment vehicle for (1) variable insurance, variable annuity and group annuity products of the Insurance Companies and (2) Qualified Plans. Shares of the Portfolios are not offered for direct purchase by the investing public. The number of shares of beneficial interest of each Portfolio issued and outstanding as of March 31, 2002 were as follows:

                              MID CAP                                 GROWTH
                              -------                                 ------

          Class A         72,492,462.084             Class A       1,740,357.907
          Class B            952,951.309             Class B         592,086.001
          Class E             40,381.044             Class E          47,172.688


Beneficial Ownership
--------------------

         New England Financial and MetLife have informed the Portfolios that as of March 31, 2002, there were no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of any class of the voting securities of either Portfolio. The officers and Directors of the Fund owned less than 1% of the outstanding shares of any class of either Portfolio on March 31, 2002.

Principal Underwriter
---------------------

         MetLife, the principal underwriter of the Fund, is located at One Madison Avenue, New York, New York 10010.

                                                                      APPENDIX A
                                                                      ----------

                             JANUS MID CAP PORTFOLIO

                       SUB-INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT made this 3/rd/ day of April, 2002, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Janus Capital Management LLC, a Delaware limited liability company (the "Sub-Investment Manager");

                              W I T N E S S E T H :

         WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

         WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

         WHEREAS, the Fund is currently comprised of various portfolios each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

         WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

         WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Janus Mid Cap Portfolio as set forth in the Janus Mid Cap Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the "Janus Mid Cap Portfolio Investment Management Agreement"); and the Fund and the

Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Janus Mid Cap Portfolio of the Fund with the Sub-Investment Manager;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Janus Mid Cap Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it. The Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

         Absent written instructions from the Investment Manager to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. In allocating orders, the Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

         The Sub-Investment Manager shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Investment Manager may, to the extent permitted by applicable laws or regulations, select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Portfolio and/or other accounts serviced by the Sub-Investment Manager. The Sub-Investment Manager may, to the extent so permitted, place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Investment Manager and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by the Sub-Investment Manager in managing the Portfolio.

         In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

         The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, which directly affect the Portfolio; and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request, provided that the Sub-Investment Manager shall not be responsible for Portfolio accounting, nor shall it be required to generate information derived from Portfolio accounting data.

         The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

         The Sub-Investment Manager shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Investment Manager shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. The Sub-Investment Manager shall vote proxies received in connection with securities held by the Portfolio.

         The Sub-Investment Manager shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Investment Manager has not been provided sufficient information by the Investment Manager, including without limitation, the "short-short" test and the 90%-source test of the Internal Revenue Code. The Investment Manager has the responsibility of obtaining and providing such information.

         The Sub-Investment Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the Investment Company Act, and shall not be subject to any other code of ethics, including the Investment Manager's code of ethics, unless specifically adopted by the Sub-Investment Manager.

         Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                    ARTICLE 2

                          Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Janus Mid Cap Portfolio Investment Management Agreement. Nothing in this Janus Mid Cap Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

         In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

         For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own organizational, operational and business expenses in connection with the performance of its duties under this Agreement but shall not be obligated to pay any expenses of the Investment Manager, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the Investment Company Act shall be the sole responsibility of the Investment Manager.

                                  Other Matters

         The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

         The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

         The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

         The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Investment Manager shall hold harmless and indemnify the Sub-Investment Manager, its affiliates, directors, officers, shareholders, employees or agents for any loss not directly resulting from the Sub-Investment Manager's willful misfeasance, bad faith or gross negligence.

         The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective and, to the extent relevant, before filing with the SEC. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund. The Investment Manager shall timely furnish the Sub-Investment Manager with such additional information as may a reasonably necessary for or requested by the Sub-Investment Manager to perform its responsibilities pursuant to this Agreement.

         The Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts (or take such action as reasonably requested by the Sub-Investment Manager to enable it to establish such accounts) as the Sub-Investment Manager deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         The Sub-Investment Manager shall have no liability for the acts or omissions of any custodian of the Portfolio's assets, including but not limited to, responsibility for the segregation requirements of the Investment Company Act or other applicable law.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

         This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date of effectiveness and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Janus Mid Cap Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

         The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                    ARTICLE 5

                          Amendments of this Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE 7

                                     Notices

         Notices to be given hereunder shall be addressed to:

         Fund:                              Thomas M. Lenz
                                            Vice President and Secretary
                                            Metropolitan Series Fund, Inc.
                                            501 Boylston Street
                                            Boston, Massachusetts 02116

         Investment  Manager:               John F. Guthrie, Jr.
                                            Senior Vice President
                                            MetLife Advisers, LLC
                                            501 Boylston Street
                                            Boston, Massachusetts 02116

         Sub-Investment Manager:            General Counsel
                                            Janus Capital Management LLC
                                            100 Fillmore Street
                                            Denver, Colorado 80206

         Changes in the foregoing notice provisions may be made by notice in writing to the other parties and shall be effective upon delivery.

                                        METROPOLITAN SERIES FUND, INC.

                                        By:  /s/ Thomas M. Lenz
                                             -------------------------------
                                             Thomas M. Lenz
                                             Vice President and Secretary
Attest:

/s/ John F. Guthrie, Jr.
-------------------------------
John F. Guthrie, Jr.
Senior Vice President
                                        METLIFE ADVISERS, LLC

                                        By:  /s/ John F. Guthrie, Jr.
                                             -------------------------------
                                             John F. Guthrie, Jr.
                                             Senior Vice President
Attest:

/s/ Thomas M. Lenz
-------------------------------
Thomas M. Lenz
Vice President and Secretary

                                        JANUS CAPITAL MANAGEMENT LLC

                                        By:  /s/ Bonnie M. Howe
                                             -------------------------------
                                             Bonnie M. Howe
                                             Vice President and
                                             Assistant General Counsel
Attest:

/s/ Justin Wright
-------------------------------
Justin Wright
Associate Counsel

                          JANUS CAPITAL MANAGEMENT LLC

                   Metropolitan Series Fund, Inc. Fee Schedule

                             Janus Mid Cap Portfolio
                             -----------------------

                    Effective April 3, 2002 - April 30, 2002

                First $100 Million        .55%

                next $400 Million         .50%

                over $500 Million         .45%

                of the average daily value of the net assets of the Portfolio

                              Effective May 1, 2002

                First $250 Million        .50%

                next $500 Million         .45%

                next $750 Million         .40%

                over $1.5 Billion         .35%

                of the average daily value of the net assets of the Portfolio

                                                                      APPENDIX B
                                                                      ----------

                             JANUS GROWTH PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT made this 3/rd/ day of April, 2002, among Metropolitan Series Fund, Inc., a Maryland corporation (the "Fund"), MetLife Advisers, LLC (the "Investment Manager"), a Delaware limited liability company, and Janus Capital Management LLC, a Delaware limited liability company (the "Sub-Investment Manager");

                              W I T N E S S E T H :

         WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

         WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

         WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

         WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

         WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Janus Growth Portfolio as set forth in the Janus Growth Portfolio Investment Management Agreement dated May 1, 2001 between the Fund and the Investment Manager (the

"Janus Growth Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Janus Growth Portfolio of the Fund with the Sub-Investment Manager;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                    ARTICLE 1

                      Duties of the Sub-Investment Manager

         Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Janus Growth Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it. The Sub-Investment Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Investment Manager, whether public or private.

         Absent written instructions from the Investment Manager to the contrary, the Sub-Investment Manager shall place all orders for the purchase and sale of investment instruments for the Portfolio with brokers or dealers selected by the Sub-Investment Manager, which may include brokers or dealers affiliated with the Sub-Investment Manager. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. In allocating orders, the Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

         The Sub-Investment Manager shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Investment Manager may, to the extent permitted by applicable laws or regulations, select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Portfolio and/or other accounts serviced by the Sub-Investment Manager. The Sub-Investment Manager may, to the extent so permitted, place portfolio transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Sub-Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Investment Manager and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products will necessarily be used by the Sub-Investment Manager in managing the Portfolio.

         In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Prospectus, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

         The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, which directly affect the Portfolio; and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request, provided that the Sub-Investment Manager shall not be responsible for Portfolio accounting, nor shall it be required to generate information derived from Portfolio accounting data.

         The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

         The Sub-Investment Manager shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Investment Manager shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing. The Sub-Investment Manager shall vote proxies received in connection with securities held by the Portfolio.

         The Sub-Investment Manager shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Investment Manager has not been provided sufficient information by the Investment Manager, including without limitation, the "short-short" test and the 90%-source test of the Internal Revenue Code. The Investment Manager has the responsibility of obtaining and providing such information.

         The Sub-Investment Manager shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the Investment Company Act, and shall not be subject to any other code of ethics, including the Investment Manager's code of ethics, unless specifically adopted by the Sub-Investment Manager.

         Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                    ARTICLE 2

                          Sub-Investment Management Fee

         The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Janus Growth Portfolio Investment Management Agreement. Nothing in this Janus Growth Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

         In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

         For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own organizational, operational and business expenses in connection with the performance of its duties under this Agreement but shall not be obligated to pay any expenses of the Investment Manager, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the Investment Company Act shall be the sole responsibility of the Investment Manager.

                                  Other Matters

         The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

         The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

         The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

         The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement. The Investment Manager shall hold harmless and indemnify the Sub-Investment Manager, its affiliates, directors, officers, shareholders, employees or agents for any loss not directly resulting from the Sub-Investment Manager's willful misfeasance, bad faith or gross negligence.

         The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective and, to the extent relevant, before filing with the SEC. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund. The Investment Manager shall timely furnish the Sub-Investment Manager with such additional information as may a reasonably necessary for or requested by the Sub-Investment Manager to perform its responsibilities pursuant to this Agreement.

         The Investment Manager shall be responsible for setting up and maintaining brokerage accounts and other accounts (or take such action as reasonably requested by the Sub-Investment Manager to enable it to establish such accounts) as the Sub-Investment Manager deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         The Sub-Investment Manager shall have no liability for the acts or omissions of any custodian of the Portfolio's assets, including but not limited to, responsibility for the segregation requirements of the Investment Company Act or other applicable law.

                                    ARTICLE 3

                   Duration and Termination of this Agreement

         This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date of effectiveness and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Janus Growth Portfolio Investment Management Agreement.

                                    ARTICLE 4

                                   Definitions

         The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                    ARTICLE 5

                          Amendments of this Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                    ARTICLE 6

                                  Governing Law

         The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                    ARTICLE 7

                                     Notices

         Notices to be given hereunder shall be addressed to:

         Fund:                              Thomas M. Lenz
                                            Vice President and Secretary
                                            Metropolitan Series Fund, Inc.
                                            501 Boylston Street
                                            Boston, Massachusetts 02116

         Investment  Manager:               John F. Guthrie, Jr.
                                            Senior Vice President
                                            MetLife Advisers, LLC
                                            501 Boylston Street
                                            Boston, Massachusetts 02116

         Sub-Investment Manager:            General Counsel
                                            Janus Capital Management LLC
                                            100 Fillmore Street
                                            Denver, Colorado 80206

         Changes in the foregoing notice provisions may be made by notice in writing to the other parties and shall be effective upon delivery.

                                         METROPOLITAN SERIES FUND, INC.

                                         By: /s/ Thomas M. Lenz
                                             -----------------------------
                                             Thomas M. Lenz
                                             Vice President and Secretary
Attest:

/s/ John F. Guthrie, Jr.
-----------------------------
John F. Guthrie, Jr.
Senior Vice President
                                         METLIFE ADVISERS, LLC

                                         By: /s/ John F. Guthrie, Jr.
                                             -----------------------------
                                             John F. Guthrie, Jr.
                                             Senior Vice President
Attest:

/s/ Thomas M. Lenz
-----------------------------
Thomas M. Lenz
Vice President and Secretary

                                         JANUS CAPITAL MANAGEMENT LLC

                                         By: /s/ Bonnie M. Howe
                                             -----------------------------
                                             Bonnie M. Howe
                                             Vice President and
                                             Assistant General Counsel
Attest:

/s/ Justin Wright
-----------------------------
Justin Wright
Associate Counsel

                          JANUS CAPITAL MANAGEMENT LLC

                   Metropolitan Series Fund, Inc. Fee Schedule

                             Janus Growth Portfolio
                             ----------------------

                    Effective April 3, 2002 - April 30, 2002

               First $100 Million        .55%

               next $400 Million         .50%

               over $500 Million         .45%

               of the average daily value of the net assets of the Portfolio

                              Effective May 1, 2002

               First $250 Million        .50%

               next $500 Million         .45%

               next $750 Million         .40%

               over $1.5 Billion         .35%

               of the average daily value of the net assets of the Portfolio